Exhibit 99.1

Clarivate Announces Maroun S. Mourad as
President, Intellectual Property

London, U.K. — July 30, 2025 — Clarivate Plc (NYSE:CLVT), a leading global provider of transformative intelligence, today announced that Maroun S. Mourad will join the Company as President of the Intellectual Property (IP) segment, effective September 8, 2025. Maroun most recently served as President of the Claims Solutions division of Verisk Analytics Inc. He succeeds Gordon Samson, who will retire at the end of 2025 after a high-impact career in the IP industry, spending five years as the Chief Operating Officer at CPA Global, before joining the Clarivate executive team, most recently as the President of the IP segment.

Matti Shem Tov, Chief Executive Officer, Clarivate, said: “This appointment confirms our commitment and strategy to drive long-term predictable growth in the IP business. Maroun has an excellent track record of growing global businesses with significant experience in delivering results in the data & analytics, software, and technology-enabled services space. I am confident he brings excellent leadership skills and experience to continue the IP business’s focus on accelerating innovation and growth.”

Matti continued: “I would also like to thank Gordon for his commitment to the industry and to the success of Clarivate. His leadership and expertise have played a large role in setting up our operating model and driving our business transformation.”

Maroun S. Mourad said: “I’m honored to join Clarivate and lead such a talented IP team at a pivotal time for the company. I look forward to advancing our Intellectual Property solutions and helping our customers protect and maximize the value of their innovations and inventions.”

As a data analytics and software executive, Maroun has profitably grown businesses in the U.S., U.K., Europe, and emerging markets since 1998. Most recently, Maroun led the integrated suite of products and services for the Verisk Analytics Claims Solutions division. He was responsible for the product portfolio, services, and acquisitions that deliver value to clients across the insurance policy lifecycle worldwide. His focus on team building, customer-centricity, and delivering quality results has driven business transformations in established, start-up, and turnaround environments. Maroun holds a BA in political science and a JD, both from the University of California, Berkeley.

The Clarivate Intellectual Property segment provides trusted IP data, software, and expertise to help companies drive innovation, law firms achieve practice excellence, and organizations worldwide effectively manage and protect critical IP assets. Clarivate offers a diverse portfolio of adaptable solutions for every stage of the IP lifecycle, covering IP management software, patent services, patent intelligence, brand IP solutions, and litigation intelligence.

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About Clarivate

Clarivate is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property, and Life Sciences & Healthcare. For more information, please visit clarivate.com.

Forward-Looking Statements

This release includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these terms. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, the future of our business, future plans and strategies, projections, prospects, results of operations, financial condition, anticipated events and trends, the economy, and other future conditions. Such forward-looking statements are based on available current market material and management's expectations, beliefs, and forecasts concerning future events impacting us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

Source: Clarivate Plc

Media contact
Gwenan White, Senior Vice President, Communications & Brand
newsroom@clarivate.com